Exhibit 99.1
PRESS RELEASE

FTAI Infrastructure Inc. Reports First Quarter 2025 Results, Declares Dividend of $0.03 per Share of Common Stock

NEW YORK, May 8, 2025 (GLOBE NEWSWIRE) -- FTAI Infrastructure Inc. (NASDAQ:FIP) (the “Company” or “FTAI Infrastructure”) today reported financial results for the first quarter 2025. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q1’25
Net Income Attributable to Stockholders	$109,724
Basic Earnings per Share of Common Stock	$0.95
Diluted Earnings per Share of Common Stock	$0.89
Adjusted EBITDA (1)	$155,219
Adjusted EBITDA - Four core segments (1)(2)	$164,512
Gain on Long Ridge Transaction	$119,952
_______________________________
(1)For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
(2)Excludes Sustainability and Energy Transition and Corporate and Other segments.
First Quarter 2025 Dividends
On May 6, 2025, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common stock of $0.03 per share for the quarter ended March 31, 2025, payable on May 27, 2025 to the holders of record on May 19, 2025.
Business Highlights
•Refinancing and increase in ownership completed at Long Ridge.
•New contracts and LOI’s executed at Repauno.
•First of three contracts at Jefferson commenced April 1st.
Additional Information
For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.fipinc.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.
Conference Call
In addition, management will host a conference call on Friday, May 9, 2025 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register-conf.media-server.com/register/BIda3c2ea433ca42d4843e5ba0cc3371b0. Once registered, participants will receive a dial-in and unique pin to access the call.
A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fipinc.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.
A replay of the conference call will be available after 11:30 A.M. on Friday, May 9, 2025 through 11:30 A.M. on Friday, May 16, 2025 on https://ir.fipinc.com/news-events/events.
The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.

About FTAI Infrastructure Inc.
FTAI Infrastructure primarily invests in critical infrastructure with high barriers to entry across the rail, ports and terminals, and power and gas sectors that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI Infrastructure is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.fipinc.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.
For further information, please contact:
Alan Andreini
Investor Relations
FTAI Infrastructure Inc.
(646) 734-9414
aandreini@ftaiaviation.com

Exhibit - Financial Statements
FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended March 31,
	2025	2024
Revenues
Total revenues	$96,161	$82,535

Expenses
Operating expenses	67,045	64,575
General and administrative	5,113	4,861
Acquisition and transaction expenses	3,515	926
Management fees and incentive allocation to affiliate	2,542	3,001
Depreciation and amortization	25,012	20,521
Asset impairment	1,375	—
Total expenses	104,602	93,884

Other income (expense)
Equity in earnings (losses) of unconsolidated entities	6,689	(11,902)
Gain (loss) on sale of assets, net	119,828	(13)
Loss on modification or extinguishment of debt	(7)	—
Interest expense	(43,112)	(27,593)
Other income	3,693	2,365
Total other income (expense)	87,091	(37,143)
Income (loss) before income taxes	78,650	(48,492)
(Benefit from) provision for income taxes	(41,514)	1,805
Net income (loss)	120,164	(50,297)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries	(11,401)	(10,690)
Less: Dividends and accretion of redeemable preferred stock	21,841	16,975
Net income (loss) attributable to stockholders	$109,724	$(56,582)

Net income (loss) attributable to common stockholders	$108,257	$(56,582)

Earnings (loss) per share:
Basic	$0.95	$(0.54)
Diluted	$0.89	$(0.54)
Weighted average shares outstanding:
Basic	114,101,860	104,189,287
Diluted	122,758,859	104,189,287

FTAI INFRASTRUCTURE INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	(Unaudited)
	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$26,325	$27,785
Restricted cash and cash equivalents	197,082	119,511
Accounts receivable, net	65,285	52,994
Other current assets	30,010	19,561
Total current assets	318,702	219,851
Leasing equipment, net	37,570	37,453
Operating lease right-of-use assets, net	67,287	67,937
Property, plant, and equipment, net	3,187,072	1,653,468
Investments	14,082	12,529
Intangible assets, net	46,733	46,229
Goodwill	402,952	275,367
Other assets	67,468	61,554
Total assets	$4,141,866	$2,374,388

Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$209,764	$176,425
Debt, net	91,315	48,594
Operating lease liabilities	7,195	7,172
Derivative liabilities	41,705	—
Other current liabilities	21,166	18,603
Total current liabilities	371,145	250,794
Debt, net	2,663,596	1,539,241
Operating lease liabilities	60,160	60,893
Derivative liabilities	112,219	—
Other liabilities	68,308	67,104
Total liabilities	3,275,428	1,918,032

Commitments and contingencies	—	—

Redeemable preferred stock Series A ($0.01 par value per share; 200,000,000 total preferred shares authorized; 300,000 Series A shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively; redemption amount of $416.2 million and $431.8 million at March 31, 2025 and December 31, 2024, respectively)	376,694	381,218
Redeemable convertible preferred stock Series B ($0.01 par value per share; 200,000,000 total preferred shares authorized; 160,000 Series B shares issued and outstanding as of March 31, 2025; redemption amount of $192.0 million at March 31, 2025)	152,642	—

Equity
Common stock ($0.01 par value per share; 2,000,000,000 shares authorized; 114,761,435 and 113,934,860 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively)	1,148	1,139
Additional paid in capital	748,365	764,381
Accumulated deficit	(274,253)	(405,818)

Accumulated other comprehensive income (loss)	943	(157,051)
Stockholders' equity	476,203	202,651
Non-controlling interest in equity of consolidated subsidiaries	(139,101)	(127,513)
Total equity	337,102	75,138
Total liabilities, redeemable preferred stock and equity	$4,141,866	$2,374,388

FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities:
Net income (loss)	$120,164	$(50,297)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Equity in (earnings) losses of unconsolidated entities	(6,689)	11,902
Gain on sale of subsidiaries	(119,952)	—
Loss on sale of assets, net	124	13
Loss on modification or extinguishment of debt	7	—
Equity-based compensation	1,253	2,340
Depreciation and amortization	25,012	20,521
Asset impairment	1,375	—
Change in deferred income taxes	(41,827)	1,337
Amortization of deferred financing costs	2,908	1,929
Amortization of bond discount	1,892	1,426
Amortization of other comprehensive income	(1,588)	—
Provision for credit losses	(19)	169
Change in:
Accounts receivable	91	1,907
Other assets	(4,402)	(4,289)
Accounts payable and accrued liabilities	1,927	9,206
Derivative liabilities	(66,713)	—
Other liabilities	786	(47)
Net cash used in operating activities	(85,651)	(3,883)

Cash flows from investing activities:
Investment in unconsolidated entities	(6,943)	(611)
Acquisition of business, net of cash acquired	226,628	—
Acquisition of leasing equipment	(527)	(396)
Acquisition of property, plant and equipment	(66,002)	(12,859)
Proceeds from investor loan	11,001	—
Investment in equity instruments	—	(5,000)
Proceeds from sale of property, plant and equipment	142	20
Net cash provided by (used in) investing activities	164,299	(18,846)

Cash flows from financing activities:
Proceeds from debt, net	28,237	—
Payment of financing costs	(1,270)	(265)
Cash dividends - common stock	(3,443)	—
Cash dividends - redeemable preferred stock	(25,516)	—
Settlement of equity-based compensation	(545)	(189)
Net cash used in financing activities	(2,537)	(454)

Net increase (decrease) in cash and cash equivalents and restricted cash and cash equivalents	76,111	(23,183)

Cash and cash equivalents and restricted cash and cash equivalents, beginning of period	147,296	87,479
Cash and cash equivalents and restricted cash and cash equivalents, end of period	$223,407	$64,296

Key Performance Measures
The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.
Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to stockholders, adjusted (a) to exclude the impact of provision for (benefit from) income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, interest expense, interest and other costs on pension and other pension expense benefits (“OPEB”) liabilities, dividends and accretion of redeemable preferred stock, and other non-recurring items, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.
The following table sets forth a reconciliation of net income (loss) attributable to stockholders to Adjusted EBITDA for the three months ended March 31, 2025 and 2024:

	Three Months Ended March 31,		Change
(in thousands)	2025	2024
Net income (loss) attributable to stockholders	$109,724	$(56,582)	$166,306
Add: (Benefit from) provision for income taxes	(41,514)	1,805	(43,319)
Add: Equity-based compensation expense	1,253	2,340	(1,087)
Add: Acquisition and transaction expenses	3,515	926	2,589
Add: Losses on the modification or extinguishment of debt and capital lease obligations	7	—	7
Add: Changes in fair value of non-hedge derivative instruments	—	—	—
Add: Asset impairment charges	1,375	—	1,375
Add: Incentive allocations	—	—	—
Add: Depreciation and amortization expense (1)	24,657	21,097	3,560
Add: Interest expense	43,112	27,593	15,519
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	4,500	6,257	(1,757)
Add: Dividends and accretion of redeemable preferred stock	21,841	16,975	4,866
Add: Interest and other costs on pension and OPEB liabilities	(265)	600	(865)
Add: Other non-recurring items (3)	1,035	—	1,035
Less: Equity in (earnings) losses of unconsolidated entities	(6,689)	11,902	(18,591)
Less: Non-controlling share of Adjusted EBITDA (4)	(7,332)	(5,682)	(1,650)
Adjusted EBITDA (Non-GAAP)	$155,219	$27,231	$127,988
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(1)Includes the following items for the three months ended March 31, 2025 and 2024: (i) depreciation and amortization expense of $25,012 and $20,521, (ii) capitalized contract costs amortization of $1,233 and $576 and (iii) amortization of other comprehensive income of $(1,588) and $—, respectively.
(2)Includes the following items for the three months ended March 31, 2025 and 2024: (i) net income (loss) of $6,578 and $(11,942), (ii) interest expense of $7,648 and $10,893, (iii) depreciation and amortization expense of $2,884 and $5,130, (iv) acquisition and transaction expenses of $201 and $19, (v) changes in fair value of non-hedge derivative instruments of $(12,822) and $2,053, (vi) equity-based compensation of $— and $1, (vii) asset impairment charges of $— and $87, (viii) equity method basis adjustments of $10 and $16 and (ix) other non-recurring items of $1 and $—, respectively.
(3)Includes the following items for the three months ended March 31, 2025: (i) incidental utility rebillings of $650 and (ii) loss on inventory heel of $385.
(4)Includes the following items for the three months ended March 31, 2025 and 2024: (i) equity-based compensation of $138 and $431, (ii) provision for (benefit from) income taxes of $104 and $(134), (iii) interest expense of $3,940 and $2,189, (iv) depreciation and amortization expense of $3,069 and $3,194, (v) acquisition and transaction expenses of $1 and $—, (vi) interest and other costs on pension and OPEB liabilities of $(2) and $2, (vii) asset impairment charges of $19 and $—, (viii) losses on the modification or extinguishment of debt of $2 and $— and (ix) other non-recurring items of $61 and $—, respectively.

The following tables sets forth a reconciliation of net income (loss) attributable to stockholders to Adjusted EBITDA for our four core segments for the three months ended March 31, 2025:

	Three Months Ended March 31, 2025
(in thousands)	Railroad	Jefferson Terminal	Repauno	Power and Gas	Four Core Segments
Net income (loss) attributable to stockholders	$13,739	$(15,128)	$(6,793)	$170,044	$161,862
Add: Provision for (benefit from) income taxes	812	423	12	(42,457)	(41,210)
Add: Equity-based compensation expense	358	508	302	—	1,168
Add: Acquisition and transaction expenses	93	(1)	316	1,069	1,477
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	7	—	—	7
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—	—
Add: Asset impairment charges	—	—	—	—	—
Add: Incentive allocations	—	—	—	—	—
Add: Depreciation and amortization expense (1)	5,086	12,473	2,496	4,502	24,557
Add: Interest expense	139	16,624	1,518	9,017	27,298
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	—	—	—	6,503	6,503
Add: Dividends and accretion of redeemable preferred stock	—	—	—	—	—
Add: Interest and other costs on pension and OPEB liabilities	(265)	—	—	—	(265)
Add: Other non-recurring items (3)	—	—	1,035	—	1,035
Less: Equity in earnings of unconsolidated entities	—	—	—	(10,588)	(10,588)
Less: Non-controlling share of Adjusted EBITDA (4)	(38)	(6,956)	(338)	—	(7,332)
Adjusted EBITDA (Non-GAAP)	$19,924	$7,950	$(1,452)	$138,090	$164,512
_______________________________
(1)Jefferson Terminal
Includes the following items for the three months ended March 31, 2025: (i) depreciation and amortization expense of $11,240 and (ii) capitalized contract costs amortization of $1,233.
Power and Gas
Includes the following items for the three months ended March 31, 2025: (i) depreciation and amortization expense of $6,090 and (ii) amortization of other comprehensive income of $(1,588).
(2)Power and Gas
Includes the following items for the three months ended March 31, 2025: (i) net income of $10,576, (ii) interest expense of $6,352, (iii) depreciation and amortization expense of $2,185, (iv) acquisition and transaction expenses of $201, (v) changes in fair value of non-hedge derivative instruments of $(12,822), (vi) equity method basis adjustments of $10 and (vii) other non-recurring items of $1.
(3)Repauno
Includes the following items for the three months ended March 31, 2025: (i) incidental utility rebillings of $650 and (ii) loss on inventory heel of $385.
(4)Railroad
Includes the following items for the three months ended March 31, 2025: (i) equity-based compensation expense of $2, (ii) provision for income taxes of $5, (iii) interest expense of $1, (iv) depreciation and amortization expense of $31, (v) acquisition and transaction expenses of $1 and (vi) interest and other costs on pension and OPEB liabilities of $(2).
Jefferson Terminal
Includes the following items for the three months ended March 31, 2025: (i) equity-based compensation expense of $118, (ii) provision for income taxes of $98, (iii) interest expense of $3,849, (iv) depreciation and amortization expense of $2,889 and (v) losses on the modification or extinguishment of debt of $2.

Repauno
Includes the following items for the three months ended March 31, 2025: (i) equity-based compensation expense of $18, (ii) provision for income taxes of $1, (iii) interest expense of $90, (iv) depreciation and amortization expense of $149, (v) asset impairment charges of $19 and (vi) other non-recurring items of $61.